UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

Commission File Number: 0-23363

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	04-3297858
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

American Dental Partners, Inc.

201 Edgewater Drive, Suite 285

Wakefield, Massachusetts 01880

(Address of principal executive offices, including zip code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 132-4(c) under the Exchange Act

ITEM 1.01 Entry into a Material Definitive Agreement

On April 26, 2005, the Board of Directors of American Dental Partners, Inc. established revised cash compensation for directors of the Company. Non-employee directors will be paid a quarterly retainer of $5,000 and a fee of $2,000 for each board meeting attended (other than telephonic meetings). The Chairman of the Audit Committee of the Board of Directors will be paid an annual retainer of $10,000. The Chairman of the Compensation Committee of the Board of Directors will be paid an annual retainer of $5,000. The non-employee directors who are members of the Audit Committee or the Compensation Committee will each be paid a fee of $1,000 for each committee meeting attended (other than telephonic meetings), and the non-employee directors who are members of the Nominating Committee will be paid a fee of $500 for each committee meeting attended (other than telephonic meetings). Non-employee directors will continue to be reimbursed for all reasonable out-of-pocket expenses incurred in attending board or board committee meetings.

On April 26, 2005, the shareholders of the Company approved the adoption of the 2005 Equity Incentive Plan and reservation of 450,000 shares of common stock for issuance under such plan, on the terms described in the Company’s proxy statement. The table below indicates the votes for, votes against, votes abstained and broker non-votes on this proposal:

Votes for	5,875,633
Votes against	970,424
Abstain	50
Broker non-vote	737,553

On April 26, 2005, the shareholders of the Company approved the adoption of the 2005 Directors Stock Option Plan and reservation of 150,000 shares of common stock for issuance under such plan, on the terms described in the Company’s proxy statement. The table below indicates the votes for, votes against, votes abstained and broker non-votes on this proposal:

Votes for	5,927,001
Votes against	914,906
Abstain	4,200
Broker non-vote	737,553

ITEM 2.02 Results of Operations and Financial Condition

On April 27, 2005, the Company issued a press release regarding results for the first quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	American Dental Partners, Inc. 2005 Equity Incentive Plan

10.2	American Dental Partners, Inc. 2005 Directors Stock Option Plan

99.1	Press release dated April 27, 2005 regarding results for the first quarter of fiscal 2005 and information regarding PDG, P.A..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

May 2, 2005	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer (principal financial officer)